UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 17, 2004

Date of Report (Date of Earliest Event Reported)

BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

157-159 Rue Anatole France, 92300 Levallois-Perret, France

(Address of principal executive offices)

(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated May 17, 2004, announcing authorization of share repurchase

Item 9. Regulation FD Disclosure

     On May 17, 2004, Business Objects S.A. issued a press release announcing that its board of directors has authorized the repurchase of up to 3.5 million shares of its stock, under the share repurchase program authorized by its shareholders on May 15, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information provided in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2004
BUSINESS OBJECTS S.A.

	By:	/s/ Bernard Liautaud
Bernard Liautaud
Chairman of the Board and
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 17, 2004, announcing authorization of share repurchase

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